UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K/A
Amendment No. 1
_________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 1, 2012
(Date of earliest event reported)
___________________________
C.H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)
_______________________________
Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347
(Address of principal executive offices, including zip code)

(952) 937-8500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On November 1, 2012, C.H. Robinson Worldwide, Inc. ("C.H. Robinson") completed the acquisition of all of the issued and outstanding shares of Phoenix International Freight Services, Ltd. ("Phoenix") for $571.5 million in cash and approximately $63.5 million in newly-issued shares of common stock of C.H. Robinson, plus an additional $57.0 million in cash representing the closing date preliminary estimated Phoenix cash and working capital adjustment, in accordance with the purchase agreement. This Amendment No. 1 to the Current Report on Form 8-K includes certain financial information required by Item 9.01 that was not contained in the Current Report on Form 8-K dated October 29, 2012 (File No. 000-23189). Except as described above, all other information in, and the exhibits to, the Current Report on Form 8-K remain unchanged.
The registrant hereby amends Item 9.01 of its Current Report on Form 8-K dated October 29, 2012 as set forth below.
Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of Phoenix International Freight Services, Ltd. and Subsidiaries as of June 30, 2012, related audited consolidated statements of income, changes in owners' equity, and cash flows for the year ended June 30, 2012, notes to the consolidated financial statements and the report of independent certified public accountants are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The following pro forma financial information is filed herewith as Exhibit 99.2:

•	Pro Forma Condensed Combined Balance Sheet (Unaudited) as of June 30, 2012

•	Pro Forma Condensed Combined Statements of Operations (Unaudited) for the six months ended June 30, 2012

•	Pro Forma Condensed Combined Statements of Operations (Unaudited) for the year ended December 31, 2011

(d)	Exhibits.

23.1        Consent of Independent Certified Public Accountants.

99.1	Consolidated Financial Statements and Report of Independent Certified Public Accountants of Phoenix International Freight Services, Ltd. and Subsidiaries as of June 30, 2012.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

Date: January 14, 2013	By: /s/ Ben Campbell
Ben Campbell
Vice President, General Counsel and
Secretary

Exhibit Index

Exhibit	Description	Method of Filing

23.1	Consent of Independent Certified Public Accountants.	Filed Electronically

99.1	Consolidated Financial Statements and Report of Independent Certified Public Accountants of Phoenix International Freight Services, Ltd. and Subsidiaries as of June 30, 2012.	Filed Electronically

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011.	Filed Electronically